Share Capital and Earnings Per Share - Summary of Reconciliation of Denominator (Number of Shares) in Calculation of Basic and Diluted Earnings Per Share (Detail) - shares shares in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Earnings per share [abstract]
Weighted average number of common shares (in millions)	1,983	1,978
Dilutive stock-based awards(in millions)	5	8
Weighted average number of diluted common shares (in millions)	1,988	1,986